UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2021

LSC Communications, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37729	36-4829580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 329003
Brooklyn, New York 11232
(Address of principal executive offices, including zip code)

(773) 272-9200

(Registrant’s telephone number, including area code)

4101 Winfield Road, Warrenville, IL 60555

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.03	Bankruptcy or Receivership.

As previously disclosed, on April 13, 2020, LSC Communications, Inc. (the “Company”) and certain of its affiliates (together with the Company, the “Debtors”) commenced voluntary cases (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of New York (the “Court”). The Chapter 11 Cases are being jointly administered under the caption “In re LSC Communications, Inc., et al.,” Case No. 20-10950 (SHL).

On February 24, 2021, the Court entered an order (the “Confirmation Order”) confirming the Amended Joint Chapter 11 Plan of Liquidation of LSC Communications, Inc. and its Debtor Affiliates (the “Plan”). A copy of the Confirmation Order, with a copy of the Plan as confirmed attached thereto, is attached as Exhibit 2.1 to this Form 8-K and is incorporated herein by reference. The Debtors expect that the Effective Date of the Plan will occur on March 10, 2021.

The following is a summary of certain material features of the Plan. Any description of the terms of the Plan in this Form 8-K are qualified in their entirety by Exhibit 2.1 to this Form 8-K. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan.

Summary of the Plan

The Plan provides for the orderly wind down of the Debtors’ Estates and the following treatment of Claims against and Interests in the Debtors:

•	All Allowed General Administrative Claims, 503(b)(9) Claims and Priority Tax Claims will be paid in full in accordance with the applicable sections of the Plan.

•	All Allowed Other Priority Claims and Other Secured Claims will be satisfied in full in accordance with the applicable sections of the Plan.

•	Each holder of an Allowed Junior Remaining Claim will receive its pro rata share of the Junior Remaining Claim Distribution Pool, subject to the Unsecured Claim Pool.

•

Each holder of an Allowed General Unsecured Claim will receive its pro rata share of the $8,000,000 Unsecured Claim Pool, provided that all distributions to holders of Allowed MEPP RRD Claims will be made solely from the separate MEPP Distribution Account.

•	Each holder of an Allowed SERP Claim will receive its pro rata share (i) of the $8,000,000 Unsecured Claim Pool and (ii) the $4,955,127.31 SERP Settlement Payment.

•

No holder of an Intercompany Claim, Intercompany Interest, Subordinated Claim or Equity Interest will receive any distributions on account of its Claim or Interest. All Intercompany Interests and Equity Interests will be cancelled on the Effective Date.

The Plan also implements the terms of certain settlements among various creditor constituencies, without which the Debtors believe recoveries to creditors would be materially reduced. Certain reserves may be created by the Plan Administrator for purposes of resolving disputed Claims and funding various costs and expenses associated with the administration of the Plan and the wind down of the Debtors’ Estates. All directors and officers of the Company will be deemed to have resigned in their capacity as of the Effective Date.

Information as to the assets and liabilities of the Company as of the most recent practicable date was included in the Debtors’ Monthly Operating Report for the period from January 1, 2021 to January 31, 2021 filed with the Court on February 26, 2021.

Item 3.03	Material Modification to Rights of Security Holders.

As provided in the Plan, the obligations of any Debtor under any certificate, Interest, share, note, bond, indenture, purchase right, option, warrant, intercreditor agreement, guaranty, indemnity or other instrument or document directly or indirectly evidencing or creating any indebtedness or obligation of or ownership interest in the Debtors or giving rise to any Claim or Interest, will be canceled solely as to the Debtors, and the Debtors will not have any continuing obligations thereunder and will be released therefrom on the Effective Date.

Pursuant to the Plan, all outstanding Equity Interests in the Company will be cancelled for no consideration on the Effective Date. As of October 23, 2020, the Company had 33,586,062 shares of common stock issued and outstanding and no shares reserved for future issuance in respect of Claims and Interests filed and Allowed under the Plan. Even though the Company’s common stock may continue to be quoted on the OTC Pink Market, under the Plan it has no underlying asset value and the Company’s stockholders should not view the trading activity of the Company’s common stock on the OTC Pink Market or any other market or trading platform as being indicative of the value the Company’s stockholders will receive in connection with the liquidation of the Company.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Plan provides that the Company’s board of directors will be dissolved and its officers will be dismissed on the Effective Date. As provided in the Plan, on the Effective Date, each of the Debtors’ directors and officers will be released and discharged from their duties and terminated automatically and will have no continuing obligations to the Debtors.

Item 8.01	Other Events.

The Company intends to file a Form 15 with the United States Securities and Exchange Commission (the “SEC”) to terminate the registration of its common stock and to suspend its duty to file reports under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Upon filing the Form 15, the Company will immediately cease filing any further periodic or current reports under the Exchange Act.

Cautionary Note Regarding Forward Looking Statements

This Form 8-K contains certain forward-looking statements. These statements may be identified by the use of forward looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “our vision,” “plan,” “potential,” “preliminary,” “predict,” “should,” “will,” or “would” or the negative thereof or other variations thereof or other comparable terminology and include, but are not limited to, statements regarding the Plan and the outcome and timing of the Chapter 11 process. We have based these forward-looking statements on our current expectations, assumptions, estimates and projections. While we believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control, including but not limited to the Debtors’ ability to satisfy (or obtain waivers of) the conditions precedent to the effectiveness of the Plan, the Debtors’ ability to make distributions pursuant to the Plan, rulings of the Court in the Chapter 11 Cases, risks associated with third-party motions in the Chapter 11 Cases, risks related to the trading of the Common’s common stock on the OTC Pink Market, particularly because the Plan states that the Company’s common stock will be cancelled on the Effective Date, and risks associated with the Chapter 11 process in general. These and other important factors may cause our actual results, performance, or achievements to differ materially from any future results, performance, or achievements expressed or implied by these forward-looking statements. For a list and description of such risks and uncertainties, please refer to the Company’s filings with the SEC that are available at www.sec.gov and in particular, our 2019 Form 10-K filed with the SEC on March 2, 2020. We caution you that the list of important factors included in our SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this communication may not in fact occur. The Company disclaims any intention or obligation to update or revise any forward-looking statements as a result of new information, future events or otherwise, except as otherwise required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

2.1	Findings of Fact, Conclusions of Law and Order Confirming the Amended Joint Chapter 11 Plan of Liquidation of LSC Communications, Inc. and its Debtor Affiliates.

104	Cover Page Interactive Data File - The cover page XBRL tags are embedded within the inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LSC Communications, Inc.

By:	/s/ Suzanne S. Bettman
Name:	Suzanne S. Bettman
Title:	Secretary; Chief Compliance Officer; General Counsel

Dated: March 10, 2021

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